UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________________
FORM 8-K/A
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2017
_________________________________
Strategic Realty Trust, Inc.
(Exact name of Registrant specified in its Charter)
_________________________________

Maryland	000-54376	90-0413866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
66 Bovet Road, Suite 100
San Mateo, California, 94402
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (650) 343-9300
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
On January 11, 2017, Strategic Realty Trust, Inc. (the “Company”) closed the purchase of certain retail property located in the Silver Lake neighborhood of Los Angeles, California (the “Silver Lake Property”). The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on January 11, 2017, to provide the required financial information related to the acquisition of Silver Lake Property.
The Current Report on Form 8-K/A hereby amends the Company’s Current Report on Form 8-K relating to the acquisition of Silver Lake Property, filed with the SEC on January 11, 2017.
(a) Financial Statements of Real Estate Acquired.
(b) Pro Forma Financial Information

Strategic Realty Trust, Inc.
Summary of Unaudited Consolidated Pro Forma Financial Statements	F-5
Unaudited Consolidated Pro Forma Balance Sheet as of December 31, 2016	F-6
Unaudited Consolidated Pro Forma Statement of Operations for the year ended December 31, 2016	F-8

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders
Strategic Realty Trust, Inc. and Subsidiaries

Report on Statement of Revenues over Certain Operating Expenses
We have audited the accompanying statement of revenues over certain operating expenses of the Silver Lake Property (“Silver Lake”) for the year ended December 31, 2016, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operation expenses that is free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses of Silver Lake as described in Note 2 for the year ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 2 of the financial statement, the accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Silver Lake’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Moss Adams LLP
San Francisco, California
March 29, 2017

Silver Lake Property
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

For the Year Ended December 31, 2016
Revenues:
Rental income	$807
807
Certain operating expenses:
Operating and maintenance	106
Revenues over certain operating expenses	$701
See accompanying notes to statement of revenues over certain operating expenses.

Silver Lake Property
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2016

1.DESCRIPTION OF REAL ESTATE PROPERTY
On January 11, 2017, Strategic Realty Trust, Inc. (the “Company”) closed on the purchase of certain retail property located in the Silver Lake neighborhood of Los Angeles, California (“Silver Lake Property”). The Silver Lake Property totals 10,497 (unaudited) square feet of retail space and is currently 100% leased to multiple tenants. The purchase price was $13.3 million subject to customary closing costs and proration adjustments. The Company funded the purchase of the Silver Lake Property primarily using borrowings under its Amended and Restated Revolving Credit Facility with KeyBank.
2. BASIS OF PRESENTATION
The accompanying statement of revenues over certain operating expenses has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”).
Silver Lake Property is not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the period presented, as certain expenses have been excluded that may not be comparable to the expenses the Company expects to incur in the future operations of Silver Lake Property. Excluded items include interest, depreciation and amortization, operating and maintenance and general and administrative costs not directly comparable to the future operations of Silver Lake Property.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) Silver Lake Property was acquired from an unaffiliated party; and (2) based on due diligence of Silver Lake Property conducted by the Company, management is not aware of any material factors relating to Silver Lake Property that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.
3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Silver Lake Property leases retail space under operating leases. Revenues include minimum rents and expense recoveries. Minimum rents are recognized on an accrual basis over the terms of the related leases on a straight-line basis when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased property.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENTS AND CONTINGENCIES
Litigation
Silver Lake Property may become party to legal proceedings that arise in the ordinary course of its business. The Company is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to Silver Lake Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to Silver Lake Property could result in future environmental liabilities.

Silver Lake Property
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2016

5. SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statement of revenues over certain operating expenses is issued. The accompanying statement of revenues over certain operating expenses was issued on March 29, 2017.

STRATEGIC REALTY TRUST, INC.
SUMMARY OF UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the audited consolidated financial statements and related notes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2016, as filed with the SEC on March 24, 2017 (the “2016 Annual Report on Form 10-K”). In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and the notes thereto of Silver Lake Property, which are included herein.
The unaudited consolidated pro forma balance sheet as of December 31, 2016 has been prepared to give effect to the acquisition of Silver Lake Property, which occurred on January 11, 2017, as if such acquisition occurred on December 31, 2016.
The unaudited consolidated pro forma statement of operations for the year ended December 31, 2016, has been prepared to give effect to the acquisition of Silver Lake Property as if the acquisition occurred on January 1, 2016.
These unaudited consolidated pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Silver Lake Property been consummated as of January 1, 2016.

STRATEGIC REALTY TRUST, INC
UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET

As of December 31, 2016

	As Reported (1)	Silver Lake Property (2)		As Adjusted
ASSETS
Investments in real estate
Land	$15,510	$5,748		$21,258
Building and improvements	47,810	6,646		54,456
Tenant improvements	2,307	342		2,649
	65,627	12,736		78,363
Accumulated depreciation	(8,163)			(8,163)
Investments in real estate, net	57,464	12,736		70,200
Properties under development and development costs
Land	25,851	—		25,851
Buildings	601	—		601
Development costs	4,377	—		4,377
Properties under development and development costs	30,829	—		30,829
Cash and cash equivalents	3,130	(2,300)		830
Restricted cash	4,728	—		4,728
Prepaid expenses and other assets, net	1,070	—		1,070
Tenant receivables, net of $38 and $39 bad debt reserve	1,269	—		1,269
Investments in unconsolidated joint ventures	4,761	—		4,761
Lease intangibles, net	3,825	823		4,648
Assets held for sale	24,157	—		24,157
Deferred financing costs, net	264	—		264
TOTAL ASSETS	$131,497	$11,259		$142,756
LIABILITIES AND EQUITY
LIABILITIES
Notes payable, net	$54,304	$11,000		$65,304
Accounts payable and accrued expenses	2,955	48		3,003
Amounts due to affiliates	111	133	(3)	244
Other liabilities	461	—		461
Liabilities related to assets held for sale	22,182	—		22,182
Below-market lease liabilities, net	3,049	78		3,127
Deferred gain on sale of properties to unconsolidated joint venture	1,202	—		1,202
TOTAL LIABILITIES	84,264	11,259		95,523
Commitments and contingencies (Note 14)
EQUITY
Stockholders’ equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized, none issued and outstanding	—	—		—
Common stock, $0.01 par value; 400,000,000 shares authorized; 10,938,245 shares issued and outstanding at December 31, 2016	111	—		111
Additional paid-in capital	96,032	—		96,032
Accumulated deficit	(50,676)	—		(50,676)
Total stockholders’ equity	45,467	—		45,467
Non-controlling interests	1,766			1,766
TOTAL EQUITY	47,233	—		47,233
TOTAL LIABILITIES AND EQUITY	$131,497	$11,259		$142,756

(1)	Historical financial information as of December 31, 2016, derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

(2)
Represents adjustments to the consolidated balance sheet of the Company to give effect to the acquisition of Silver Lake Property and related intangibles and liabilities as if the acquisition had occurred on December 31, 2016. The aggregate

STRATEGIC REALTY TRUST, INC
UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET

As of December 31, 2016

purchase price of Silver Lake Property, exclusive of closing and other acquisition costs, was $13.3 million, and was primarily funded using borrowings under the Company’s Amended and Restated Revolving Credit Facility with KeyBank. The Company recorded the cost of tangible assets and identifiable intangible assets acquired based on their relative fair values. The purchase price allocation for this acquisition is preliminary and subject to change.

(3)	Represents the acquisition fee paid to the Company advisor in connection with the acquisition of Silver Lake Property.

STRATEGIC REALTY TRUST, INC.
UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016
(in thousands)

	As Reported (1)	Silver Lake Property (2)	Pro Forma Adjustments		As Adjusted
Revenue:
Rental and reimbursements	$10,476	$807	$136	(5), (7)	$11,419

Expense:
Operating and maintenance	3,745	106	132	(3), (4)	3,983
General and administrative	2,196	—	81	(4)	2,277
Depreciation and amortization	3,373	—	323	(5)	3,696
Transaction expense	772	—	—		772
Interest expense	2,212	—	330	(6)	2,542
	12,298	106	866		13,270
Operating income (loss)	(1,822)	701	(730)		(1,851)

Other income (loss):
Equity in income (loss) of unconsolidated joint ventures	132	—	—		132
Net gain on disposal of real estate	640	—	—		640
Other income (expense)	154	—	—		154
Loss on extinguishment of debt	(966)	—	—		(966)
Income (loss) before income taxes	(1,862)	701	(730)		(1,891)
Income taxes	(129)	—	—		(129)
Net income (loss)	(1,991)	701	(730)		(2,020)
Net loss attributable to non-controlling interests	(75)	—	—		(75)
Net income (loss) attributable to common stockholders	$(1,916)	$701	$(730)		$(1,945)

Loss per common share - basic and diluted	$(0.17)				$(0.18)

Weighted average shares outstanding used to calculate loss per common share - basic and diluted	11,006,759				11,006,759

(1)	Historical financial information for the year ended December 31, 2016, derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

(2)	Represents the historical operations of Silver Lake Property under the previous owners as reported in the statement of revenues over certain operating expenses.

(3)
Represents an additional adjustment for real estate taxes (not reflected in the historical operations of the previous owners of Silver Lake Property) of approximately $0.1 million for the year ended December 31, 2016, based on management’s estimate as if Silver Lake Property was acquired on January 1, 2016.

(4)
Represents fees and reimbursement of expenses to affiliates (not reflected in the historical statement of operations of the previous owners of Silver Lake Property or the Company) for the year ended December 31, 2016 that would have been due to affiliates had Silver Lake been acquired on January 1, 2016. The pro forma total fees and reimbursement of expenses to affiliates are as follows:

•
Asset Management Fees: Asset management fees are payable based on a monthly fee of one-twelfth (1/12th) of 0.6% of the higher of (1) aggregate cost on a GAAP basis (before non-cash reserves and depreciation) of all investments the Company owns, including any debt attributable to such investments, or (2) the fair market value of the Company’s investments (before non-cash reserves and depreciation) if the board of directors has authorized the estimate of a fair

STRATEGIC REALTY TRUST, INC.
UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016
(in thousands)

market value of the Company’s investments; provided, however, that the asset management fee will not be less than $250,000 in the aggregate during any one calendar year.

•	Property Management Fees: Property management fees are payable based on up to 4% of the properties’ gross revenues.

•	Allocated payroll expense.
The asset management fees, the property management fees and payroll expenses that would have been due to the Company advisor had Silver Lake Property been acquired on January 1, 2016, were (amounts in thousands):

For the Year Ended December 31, 2016
Asset management fees	$81
Property management fees	29
Payroll expenses	3
Total	$113

(5)	Represents depreciation and amortization expense for the year ended December 31, 2016, as if Silver Lake Property was acquired on January 1, 2016.
Depreciation expense on the purchase price of building and improvements is recognized using the straight-line method over an estimated useful life of between 5 years and 30 years. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over an estimated useful life of between 1 year and 36 years. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(6)	Represents interest expense for the year ended December 31, 2016, as if the funds borrowed under the Key Bank Credit Line were borrowed on January 1, 2016.

(7)	Represents an additional adjustment for reimbursement from the tenants for the pro forma adjustments included in operating and maintenance expenses.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC REALTY TRUST, INC.

Date:	March 29, 2017	By:	/s/ Andrew Batinovich
Andrew Batinovich
Chief Executive Officer